EXHIBIT 99.2

Investor & Analyst Conference Call May 8, 2003 Reducing Payroll/HR delivery costs by replacing paper and manual methods with electronic-based outsourced services

Highlights 4th quarter revenues - $33.7 million 4th quarter earnings - $4.0 million or $0.29 per share Earnings per share nearly tripled 1st anniversary of UC eXpress - integration remained on plan Financial improvement in UC eXpress throughout the year

TALX
3

Leveraging Your HR/Payroll Systems


ePayroll
Powered by The Work Number
▪ Electronic Paystub
▪ Payroll Cards
New Service
FasTime
▪ Time Reporting
▪ Integrated Approvals
▪ Automated Announcements
PeopleSoft
Hewitt
Ceridian
HR/Payroll System
SAP
Tesseract
Lawson
Custom
Exult
ADP
New Service
UCeXpress
▪ Tax Planning
▪ Unemployment Cost Management
THE WORK NUMBER
▪ Employment and Income Verifications
W-2 eXpress
▪ W-2 Issue/Reissue
▪ W-2c Processing

Safe Harbor Statement Statements expressing the beliefs and expectations of management regarding future performance are forward-looking statements including, without limitation, anticipated earnings in fiscal 2004, the expected benefits of the acquisitions, the potential expansion of The Work Number and cross-selling opportunities, expectations for revenues, the growth potential of The Work Number, W-2 eXpress, ePayroll, and any other plans, objectives, expectations and intentions contained in this release that are not historical facts. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from those expressed or implied by our forward-looking statements. These risks and uncertainties include, without limitation, the risks detailed in the Company's 2002 10-K/A, and those described in other documents and reports filed from time to time with the Securities and Exchange Commission, press releases and other communications. These risks include, but are not limited to (1) the risks associated with securities litigation and the SEC investigation (2) risk that our future growth will depend on our ability to successfully integrate our acquisitions and capitalize on anticipated cross-selling opportunities, (3) risk of our ability to successfully increase the size and range of applications for The Work Number database, (4) risk that our revenues from The Work Number may fluctuate in response to changes in the level of residential mortgage activity and interest rates, (5) risk that the market for The Work Number depends in part on the requirements established by purchasers in the secondary mortgage market, and our revenues and profitability would be significantly harmed if these requirements were relaxed, (6) risks associated with our ability to maintain the accuracy and confidentiality of employee information, (7) risk or uncertainty regarding possible applicability of the Fair Credit Reporting Act to The Work Number, (8) risks associated with privacy legislation, (9) risk of interruption of computer network and telephone operations, (10) risks associated with quarterly and annual operating results fluctuations, (11) risks associated with rapid technological change, and (12) risks associated with a lengthy sales cycle. We do not undertake or plan to update these forward-looking statements, even though our situation may change.

Operations Highlights - 4th Qtr Fiscal 2003 Revenues of $33.7 million 202% growth over prior year's $11.2 million Added $19 million from UCM business The Work Number - 42% growth HR and Benefits Application Services - 41% increase Software and Maintenance - 15% decrease Gross profit improved to $18.6 million from $5.8 million Gross margin improved to 55.3% from 51.9% SG&A expenses reduced to 35.1% of revenues from 35.5% EPS -- $0.29 v. $0.10 last year UC eXpress TWN HRBAS Software and Maintenance 0.59 0.32 0.07 0.03

Operations Highlights - Fiscal 2003 Revenues of $125.7 million 182% growth over prior year's $44.6 million Added $73.8 million from UCM business The Work Number - 32% growth HR and Benefits Application Services - 4% increase Software and Maintenance - 27% decrease Gross profit improved to $66.9 million from $23.3 million Gross margin improved to 53.2% from 52.2% SG&A expenses constant at 35.7% of revenues EPS -- $0.90 v. $0.29 last year ($0.43, excluding $0.14 of charges in prior year) UC eXpress TWN HRBAS Software and Maintenance 0.59 0.29 0.08 0.04

Cash Flow Highlights - 4th Quarter and Fiscal 2003 Cash flow from operations - $9.2 million in Q4 v. $3.1 million last year Cash flow from operations - $28.7 million YTD v. $11.3 million last year Capital expenditures (annual) - $4.5 million v. $1.6 million last year Repaid $2.0 million of term debt in Q4; $8.0 million for year Repurchased 175,000 shares of stock for $2.2 million in Q4; 486,000 for $5.6 million for year

Financial Position Highlights - March 31, 2003 Cash and investments were $9.4 million at 3/31/03 compared to $6.3 million at 12/31/02 and $4.0 million at 9/30/02 Days sales outstanding in accounts receivable was 45 days at 3/31/03 compared to 42 days at 12/31/02 - Increase due to significant UCM tax billings at end of quarter and change in billing for 900 number Total debt to equity decreased to .40 to 1 at 3/31/03 from .55 to 1 at 3/31/02

Growth Drivers The Work Number - 85+% market share Core service - additional records, expand verifier base ePayroll "Paperless Pay" - market penetration W-2 eXpress - market penetration FasTime - market penetration Unemployment cost management - 35% market share Revenue growth - market penetration and tax services to existing clients Cost consolidation and margin improvement Annual contracts Cross-selling Over 300 existing clients purchased additional services during 1st year of combined operations Over $9 million of additional annual revenues

The Work Number Revenue History Employment Record History 3/1/2001 3/2/2002 3/3/2003 Records on Database 43005000 60706000 76590000 Records under Contract 52616000 70179000 81977000 Qtr 1 01 Qtr 2 01 Qtr 3 01 Qtr 4 01 Qtr 1 02 Qtr 2 02 Qtr 3 02 Qtr 4 02 Qtr 1 03 Qtr 2 03 Qtr 3 03 Qtr 4 03 East 4132000 4531000 4635000 5796000 6103000 6659000 6856000 7566000 7617000 8573000 9011000 10733000 Pre-employment Mortgage & Credit Social Services Other TWN 0.31 0.56 0.07 0.06 Verifier Revenue Year-over-Year Change in Total Mortgage Applications Index Interest rate 1/7/2000 -0.434 0.0824 1/14/2000 -0.399 0.0829 1/21/2000 -0.379 0.0834 1/28/2000 -0.391 0.0835 2/4/2000 -0.293 0.0839 2/11/2000 -0.284 0.084 2/18/2000 -0.205 0.0842 2/25/2000 -0.407 0.0823 3/3/2000 -0.223 0.0825 3/10/2000 -0.182 0.0831 3/17/2000 -0.251 0.0823 3/24/2000 -0.162 0.0823 3/31/2000 -0.207 0.0827 4/7/2000 -0.13 0.0822 4/14/2000 -0.236 0.0811 4/21/2000 -0.202 0.0815 4/28/2000 -0.236 0.0835 5/5/2000 -0.112 0.0848 5/12/2000 -0.11 0.0864 5/19/2000 -0.097 0.0862 5/26/2000 -0.187 0.0847 6/2/2000 -0.029 0.0821 6/9/2000 -0.171 0.083 6/16/2000 -0.107 0.0819 6/23/2000 -0.109 0.0833 6/30/2000 -0.095 0.0825 7/7/2000 -0.025 0.0814 7/14/2000 0.096 0.0823 7/21/2000 0.075 0.0818 7/28/2000 -0.009 0.0821 8/4/2000 0.099 0.0804 8/11/2000 0.105 0.0786 8/18/2000 -0.073 0.0804 8/25/2000 0.002 0.0791 9/1/2000 0.17 0.0785 9/8/2000 0.161 0.0797 9/15/2000 0.176 0.079 9/22/2000 0.175 0.0783 9/29/2000 0.112 0.078 10/6/2000 0.15 0.0787 10/13/2000 0.148 0.0779 10/20/2000 0.248 0.0758 10/27/2000 0.202 0.077 11/3/2000 0.233 0.0776 11/10/2000 0.204 0.0772 11/17/2000 0.042 0.0761 11/24/2000 0.111 0.076 12/1/2000 0.288 0.0747 12/8/2000 0.381 0.0737 12/15/2000 0.313 0.0718 12/22/2000 0.734 0.0709 12/29/2000 0.269 0.0707 1/5/2001 0.683 0.0679 1/12/2001 1.432 0.0704 1/19/2001 1.017 0.0704 1/26/2001 0.805 0.0703 2/2/2001 0.97 0.0691 2/9/2001 1.121 0.069 2/16/2001 1.025 0.0709 2/23/2001 0.86 0.0704 3/2/2001 1.024 0.0697 3/9/2001 0.835 0.069 3/16/2001 0.767 0.0682 3/23/2001 0.937 0.0684 3/30/2001 1.059 0.0699 4/6/2001 0.815 0.069 4/13/2001 0.81 0.0712 4/20/2001 0.652 0.0707 4/27/2001 0.83 0.0718 5/4/2001 0.64 0.0718 5/11/2001 0.781 0.072 5/18/2001 0.468 0.0716 5/25/2001 0.672 0.0729 6/1/2001 0.529 0.0716 6/8/2001 0.73 0.0712 6/15/2001 0.618 0.0709 6/22/2001 0.539 0.0701 6/29/2001 0.484 0.0727 7/6/2001 0.402 0.0717 7/13/2001 0.36 0.0709 7/20/2001 0.556 0.0699 7/27/2001 0.586 0.0696 8/3/2001 0.548 0.07 8/10/2001 0.531 0.0687 8/17/2001 0.64 0.0685 8/24/2001 0.758 0.0683 8/31/2001 0.927 0.0683 9/7/2001 0.767 0.0673 9/14/2001 0.603 0.0664 9/21/2001 0.945 0.0663 9/28/2001 1.251 0.0652 10/5/2001 1.621 0.0649 10/12/2001 1.999 0.0661 10/19/2001 1.631 0.0659 10/26/2001 1.369 0.0647 11/2/2001 1.878 0.064 11/9/2001 1.774 0.0637 11/16/2001 1.813 0.0684 11/23/2001 1.612 0.0698

The Work Number Services The Work Number Employment and Income Verification 4.4 million records added to database in Q4 FY 03 82.0 million records under contract = 76.4 million live + 5.6 million backlog 997,000 verifications in Q4 FY 03 v. 907,000 in Q3 FY 03 and 572,000 in Q4 last year "Paperless Pay" and FasTime Cost savings for clients Revenue will increase as several large clients come on stream - Lowes, Kelly, Manpower Healthy sales pipeline - both gaining momentum W-2 eXpress - Strong selling season for tax year 2002; enhancements to electronic presentment for next tax year Blended Gross Margin - 67.0% 72% margin in core revenues

The Work Number Services Key New Work Number Employers: Apollo Group BearingPoint Compass Group USA Disney Grubb & Ellis Linens 'n Things TJX Companies

Unemployment Cost Management 5% sequential quarter growth Additional tax services Additional charges for "excess claims" Seasonality - revenues higher in 3rd and 4th fiscal qtrs. Cross sell specialized unemployment tax consulting services Predictable revenues and cash flows Revenues benefit from high unemployment States' unemployment fund crisis should enhance value proposition of service

Key Investment Highlights Business model that provides: Estimated total revenue of $125 - $128 million in FY 2004 Strong EPS growth Estimate of $1.08 - $1.12 in FY 2004 - 40+% growth from continuing operations Estimate of $0.18 to $0.20 in Q1 FY 2004 Solid and improving gross margins - now in mid-50% range Strong and expanding operating margin Strong and increasing operating cash flow